Rental expense and commitments	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Rental Expense and Commitments

Note 38 – Rental expense and commitments

At December 31, 2015, the Corporation was obligated under a number of non-cancelable leases for land, buildings, and equipment which require rentals as follows:

Year	Minimum payments[1]
(In thousands)
2016	$36,405
2017	29,866
2018	26,962
2019	25,236
2020	23,481
Later years	140,230
$282,180

[1] Minimum payments have not been reduced by minimum non-cancelable sublease rentals due in the future of $ 2.4 million at December 31, 2015.

Total rental expense for all operating leases, except those with terms of a month or less that were not renewed, for the year ended December 31, 2015 was $ 35.9 million (2014 - $ 35.0 million; 2013 - $ 40.3 million), which is included in net occupancy, equipment and communication expenses, according to their nature.